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                                                                   Exhibit 10.81

                         GUARANTY AND SECURITY AGREEMENT

      Guaranty, dated as of August 27, 1997, by and among the Persons party hereto (the "Current Guarantors"), such other Persons which from time to time may become party hereto (the "Additional Guarantors" and, collectively with the Current Guarantors, the "Guarantors"), and KeyBank National Association, as Agent (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement").

                                    RECITALS

      I. Reference is made to the Credit Agreement, dated as of the date hereof, by and among Video Services Corporation, VSC MAL Corp., a Delaware corporation, the Lenders party thereto and KeyBank National Association, as the Issuer and as the Agent (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

      II. The Borrower and the Guarantors are engaged in an integrated business together. In the past, as now, the Borrower has provided financing for the Guarantors and the Guarantors have relied upon the Borrower to provide such financing. In addition, it is anticipated that, if the Guarantors execute and deliver this Agreement to the Agent, the Borrower will continue to provide such financing to the Guarantors, and that the proceeds of the Loans will be used, in part, for the general working capital purposes of the Guarantors. Pursuant to the Credit Agreement, the Lenders will not make Loans, and the Issuer will not issue Letters of Credit, unless and until the Guarantors shall have executed and delivered this Agreement.

      III. In light of the foregoing, each Guarantor expects to derive substantial benefit from the Credit Agreement and the transactions contemplated thereby and, in furtherance thereof, has agreed to execute and deliver this Agreement.

      Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Agent and the Guarantors hereby agrees as follows:

      1. Defined Terms

            (a) Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

            (b) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto as follows:
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            "Borrower Obligations": all of the obligations and liabilities of the Borrower under each Interest Rate Protection Arrangement with one or more of the Lenders and under the Loan Documents, in each case whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired, and whether before or after the occurrence of any Insolvency Event, and including (a) any obligation or liability in respect of any breach of any representation or warranty, and (b) all post-petition interest, funding losses and make-whole premiums, whether or not allowed as a claim in any proceeding arising in connection with an Insolvency Event.

            "Collateral": as defined in Section 4.

            "Communications Act": the Communications Act of l934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

            "Consideration": as of any date of determination and with respect to each Guarantor, an amount equal to the lesser of (a) the total "value" (within the meaning of Section 548 of the Bankruptcy Code as in effect on the date hereof) given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination, in exchange for its execution and delivery of this Agreement, and (b) the amount of "fair consideration" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) given, directly or indirectly, to such Guarantor during the period commencing on the date such Guarantor became a party to this Agreement and ending on such date of determination in exchange for its execution and delivery of this Agreement.

            "Equity Interest": (a) with respect to a corporation, capital stock thereof, (b) with respect to a partnership, a partnership interest therein, (c) with respect to any other firm, association, trust, business enterprise or other entity which is similar to any other Person listed in clauses (a) and (b), and this clause (c), of this definition, any equity interest therein, including any interest therein which entitles the holder thereof to share in the revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof, and (d) all warrants and options in respect of any of the foregoing and all other securities which are convertible or exchangeable therefor.

            "Event of Default": as defined in Section 7.

            "FCC": the Federal Communications Commission or any other similar or successor agency of the federal government administering the Communications Act.

            "Financing Statements": (i) with respect to each Current Guarantor, the UCC financing statements copies of which are annexed hereto, and (ii) with respect to each Additional Guarantor, the UCC financing statements copies of which are annexed to the Supplement executed and delivered by such Additional Guarantor.


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            "Guarantor Collateral": with respect to any Guarantor, any
Collateral which constitutes such Guarantor's Property.

            "Guarantor Obligations": with respect to each Guarantor, all of the obligations and liabilities of such Guarantor hereunder, whether fixed, contingent, now existing or hereafter arising, created, assumed, incurred or acquired.

            "Insolvency Event": any Event of Default under Sections 9.1(g) or 9.1(h) of the Credit Agreement.

            "Net Worth": as of any date and with respect to each Guarantor, the lesser of the following:

            (a)(i) all of such Guarantor's "property, at a fair valuation" (within the meaning of Section 101(32) of the Bankruptcy Code as in effect on the date hereof) on such date, minus (ii) the sum of such Guarantor's "debts" (within the meaning of Section 101(12) of the Bankruptcy Code as in effect on the date hereof) on such date (excluding its obligations under this Agreement), or

            (b)(i) the "fair salable value of the assets" (within the meaning of Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) of such Guarantor on such date, minus (ii) "the amount that will be required to pay such Guarantor's probable liability on its existing debts as they become absolute and matured" (as such phrase would be construed under Article 10 of the New York Debtor Creditor Law as in effect on the date hereof) on such date (excluding its obligations under this Agreement).

            "NYUCC": the UCC as in effect in the State of New York on the date hereof.

            "Office Location": as defined in Section 5(a)(ii).

            "Permitted Lien": a Lien permitted by Section 8.2 of the Credit Agreement.

            "Supplement": a Supplement to this Agreement, duly completed, in the form of Annex A hereto.

            "UCC": with respect to any jurisdiction, Articles 1, 8 and 9 of the Uniform Commercial Code as from time to time in effect in such jurisdiction.

            (c) When used in this Agreement, the following capitalized terms shall have the respective meanings ascribed thereto in the NYUCC (provided, however, that each such term shall be deemed to exclude all Excluded Property):
"Account ", "Certificated Security", " Chattel Paper", "Document", "Equipment", "Fixture", "General Intangible", "Instrument", "Inventory", "Issuer", "Proceeds", "Secured Party", "Security", "Security Interest" and "Uncertificated Security".


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      2. Guaranty

            (a) Subject to Section 2(b) hereof, each Guarantor jointly and severally with each other Guarantor hereby absolutely, irrevocably and unconditionally guarantees the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of the Borrower Obligations. This Agreement constitutes a guaranty of payment, and neither the Agent, the Issuer nor any Lender shall have any obligation to enforce any Loan Document or any Interest Rate Protection Arrangement or exercise any right or remedy with respect to any collateral security thereunder by any action, including making or perfecting any claim against any Person or any collateral security for any of the Borrower Obligations prior to being entitled to the benefits of this Agreement. The Agent may, at its option, proceed against the Guarantors, or any one or more of them, in the first instance, to enforce the Guarantor Obligations without first proceeding against the Borrower or any other Person, and without first resorting to any other rights or remedies, as the Agent may deem advisable. In furtherance hereof, if the Agent, the Issuer or any Lender is prevented by law from collecting or otherwise hindered from collecting or otherwise enforcing any Borrower Obligation in accordance with its terms, the Agent, the Issuer or such Lender, as the case may be, shall be entitled to receive hereunder from the Guarantors after demand therefor, the sums which would have been otherwise due had such collection or enforcement not been prevented or hindered.

            (b) Notwithstanding anything to the contrary contained in this Agreement, the maximum liability of each Guarantor hereunder shall not, as of any date of determination, exceed the lesser of (i) the highest amount that is valid and enforceable against such Guarantor under principles of New York State contract law, and (ii) the sum of (A) all Consideration received by such Guarantor as of such date of determination, plus (B) 95% of the Net Worth of such Guarantor on such date of determination.

            (c) Each Guarantor agrees that the Guarantor Obligations may at any time and from time to time exceed the maximum liability of such Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Agent, the Issuer or any Lender hereunder.

      3. Absolute Obligation

            No Guarantor shall be released from liability hereunder unless and until the Revolving Credit Commitment Termination Date shall have occurred and either (a)(i) the Issuer shall no longer have any obligation under the Letters of Credit, and (ii) the Borrower shall have paid in full the outstanding principal balance of the Loans together with all accrued interest thereon, all of the Reimbursement Obligations and all other sums then due and owing under the Loan Documents, or (b) the Guarantor Obligations of such Guarantor shall have been paid in full. Each Guarantor acknowledges and agrees that (i) neither the Agent, the Issuer nor any Lender has made any representation or warranty to such Guarantor with respect to the Borrower, its Subsidiaries, any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith or any other matter whatsoever, and (ii) such Guarantor shall be liable hereunder, and such liability shall not be affected or impaired, irrespective


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of (A) the validity or enforceability of any Loan Document, any Interest Rate
Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith, or the collectability of any of the Borrower Obligations, (B) the preference or priority ranking with respect to any of the Borrower Obligations, (C) the existence, validity, enforceability or perfection of any security interest or collateral security under any Loan Document, or any Interest Rate Protection Arrangement, or the release, exchange, substitution or loss or impairment of any such security interest or collateral security, (D) any failure, delay, neglect or omission by the Agent, the Issuer or any Lender to realize upon or protect any direct or indirect collateral security, indebtedness, liability or obligation, any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith, or any of the Borrower Obligations, (E) the existence or exercise of any right of set-off by the Agent, the Issuer or any Lender, (F) the existence, validity or enforceability of any other guaranty with respect to any of the Borrower Obligations, the liability of any other Person in respect of any of the Borrower Obligations, or the release of any such Person or any other guarantor of any of the Borrower Obligations, (G) any act or omission of the Agent, the Issuer or any Lender in connection with the administration of any Loan Document, any Interest Rate Protection Arrangement, or any of the Borrower Obligations, (H) the bankruptcy, insolvency, reorganization or receivership of, or any other proceeding for the relief of debtors commenced by or against, any Person, (I) the disaffirmance or rejection, or the purported disaffirmance or purported rejection, of any of the Borrower Obligations, any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith, in any bankruptcy, insolvency, reorganization or receivership, or any other proceeding for the relief of debtor, relating to any Person, (J) any law, regulation or decree now or hereafter in effect which might in any manner affect any of the terms or provisions of any Loan Document, any Interest Rate Protection Arrangement, or any agreement, instrument or document executed or delivered in connection therewith or any of the Borrower Obligations, or which might cause or permit to be invoked any alteration in the time, amount, manner or payment or performance of any of the Borrower's obligations and liabilities (including the Borrower Obligations), (K) the merger or consolidation of the Borrower into or with any Person, (L) the sale by the Borrower of all or any part of its assets,
(M) the fact that at any time and from time to time none of the Borrower Obligations may be outstanding or owing to the Agent, the Issuer or any Lender,
(N) any amendment or modification of, or supplement to, any Loan Document or any Interest Rate Protection Arrangement or (O) any other reason or circumstance which might otherwise constitute a defense available to or a discharge of the Borrower in respect of its obligations or liabilities (including the Borrower Obligations) or of such Guarantor in respect of any of the Guarantor Obligations (other than by the performance in full thereof).

      4. Grant of Security Interest

            To secure the prompt and complete payment, observance and performance of its Guarantor Obligations, each Guarantor hereby grants to the Agent, for its benefit and the ratable benefit of the Issuer and the Lenders, a Security Interest in and to all of such Guarantor's right, title and interest in and to all Accounts, Certificated Securities, Chattel Paper, Documents, Equipment, Fixtures, General Intangibles (other than rights of such Guarantor in and to any franchises, licenses,


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permits or operating rights granted or issued by the FCC (the "Licenses") to the extent that the granting of a Security Interest pursuant hereto is prohibited by Applicable Law), Instruments, Inventory, Uncertificated Securities, and all of the Proceeds (which shall include all dividends, distributions, accessions and income on and in respect of all of the foregoing and all other rights and benefits in respect thereof) of all of the foregoing, all whether now owned or existing or hereafter arising or acquired (collectively, the "Collateral"). Notwithstanding the foregoing, the Security Interest granted hereby shall not attach to any Property of any Guarantor to the extent that such Property (the "Encumbered Property") is subject to a Permitted Lien granted by such Guarantor to a third party, or a Permitted Lien granted prior to or in connection with the acquisition by such Guarantor of such Property, and the terms of the agreement between such Guarantor and such third party prohibit such Guarantor from encumbering the Encumbered Property.

      5. Representations and Warranties

            Each Guarantor hereby represents and warrants to the Agent as follows:

            (a) Generally. (i) This Agreement constitutes the valid and binding obligation of such Guarantor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws related to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (ii) As of the date hereof, such Guarantor's place of business or, if such Guarantor has more than one place of business, its chief executive office, is located (the "Office Location") at, (A) if such Guarantor is a Current Guarantor, the address therefor referred to in Schedule II hereto, or
(B) if such Guarantor is an Additional Guarantor, the address therefor set forth on Schedule II to the Supplement delivered by such Guarantor. Except as otherwise noted on each such Schedule II, such Guarantor's chief executive office has been continuously located at the Office Location for the five month period immediately preceding the date hereof. Such Guarantor, (1) in the case of a Current Guarantor, except as set forth on Schedule II hereto, has not changed its legal name during the 6 year period immediately preceding the date hereof, and (2) in the case of an Additional Guarantor, has not changed its legal name during the 6 year period immediately preceding the date it became a Guarantor hereunder, except as otherwise disclosed on the Supplement delivered by such Guarantor.

                  (iii) If such Guarantor is a Current Guarantor, all of the information with respect to such Guarantor, or any of its Property, set forth on each of the Schedules hereto is true, complete and correct as of the date hereof. If such Guarantor is an Additional Guarantor, all of the information with respect to such Guarantor, or any of its Property, set forth on each of the Schedules to the Supplement delivered by such Guarantor is true, complete and correct as of the date of such Supplement.

                  (iv) This Agreement, together with the delivery to the Agent of the Certificated Securities constituting Collateral and the continuous possession thereof by the Agent in


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the State of New York, creates a continuing "enforceable" Security Interest in such Guarantor's Guarantor Collateral in favor of the Agent. There are no Liens upon such Guarantor Collateral other than Permitted Liens, if any. Upon (A) the filing of its Financing Statements at the respective offices listed thereon together with the payment of the appropriate filing fee therefor, (B) the delivery to the Agent of the Certificated Securities and other Instruments constituting such Guarantor Collateral, and (C) the registration, in accordance with Article 8 of the UCC of the jurisdiction of organization of each applicable Issuer, of the Security Interest granted hereby on the books of each Person which is an Issuer of an Uncertificated Security constituting such Guarantor Collateral, (1) such Security Interest shall (except (x) to the extent expressly excluded from the purview of Article 9 of the UCC by Section 9-104 thereof, and
(y) with respect to motor vehicles) be perfected, and (2) assuming that the Agent has acted in "good faith and without notice of any adverse claim" within the meaning of Article 8 of the NYUCC, the Agent shall be a "bona fide purchaser", within the meaning of such Article, with respect to such Guarantor Collateral consisting of Securities.

                  (v) Such Guarantor (if a Current Guarantor, both immediately before and after giving effect to this Agreement and to all Indebtedness incurred by the Borrower in connection herewith or, if an Additional Guarantor, immediately before and after giving effect to this Agreement and the Supplement delivered by such Guarantor) (A) is not insolvent, (B) is not engaged, and is not about to engage, in business or a transaction, for which it has unreasonably small capital, and (C) does not intend to incur, and does not believe that it would incur, debts that would be beyond its ability to pay such debts as they mature, in each case referred to above within the meaning of both the Bankruptcy Code and Article 10 of the New York Debtor Creditor Law, each as in effect on the date hereof.

            (b) Accounts. If such Guarantor is a Current Guarantor, as of the date hereof, all records concerning any Account constituting such Guarantor's Guarantor Collateral are located at its Office Location, and no such Account is evidenced by a promissory note or other instrument. If such Guarantor is an Additional Guarantor, as of the date of the Supplement delivered by such Guarantor, all records concerning any Account constituting such Guarantor's Guarantor Collateral are located at its Office Location, and no such Account is evidenced by a promissory note or other instrument.

            (c) Chattel Paper, Equity Interests and Debt Instruments. With respect to each Current Guarantor, the Chattel Paper, Equity Interests and debt Instruments listed on Schedule I hereto constitute, and with respect to each Additional Guarantor, the Chattel Paper, Equity Interests and debt Instruments listed on Schedule I to the Supplement delivered by such Guarantor constitute, all of the Chattel Paper, Equity Interests and debt Instruments in which such Guarantor has, as of the date hereof or the date of such Supplement, as the case may be, any right, title or interest, and each such Equity Interest issued by a corporate Issuer that is a Subsidiary has been duly authorized, validly issued and fully paid for, and, except, in the case of Equity Interests in Issuers organized under New York law, as provided in Section 630 of the New York Business Corporation Law, is non-assessable, and to the best of such Guarantor's knowledge, each such Chattel Paper and each such debt Instrument have been duly authorized, issued and delivered, and constitute the legal, valid, binding


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and enforceable obligations of the makers thereof.

            (d) Equipment and Inventory. Except for Equipment and Inventory in transit with common carriers, such Guarantor has exclusive possession and control of all Equipment and Inventory constituting its Guarantor Collateral, all of which is as of the date hereof and has been continuously for the 5 month period immediately preceding the date hereof, located at one or more of the places listed on, (i) if such Guarantor is a Current Guarantor, Schedule II hereto, and (ii) if such Guarantor is an Additional Guarantor, Schedule II to the Supplement delivered by such Guarantor.

      6. Covenants

            Each Guarantor hereby covenants with the Agent as follows:

            (a) Generally. (i) Such Guarantor shall maintain its place of business, or if such Guarantor has more than one place of business, its chief executive office, at the Office Location or at such other location in respect of which (A) such Guarantor shall have provided the Agent with prior written notice thereof, and (B) UCC financing statements (or amendments thereto), in form and substance reasonably satisfactory to the Agent, shall have been filed within two months of such change.

                  (ii) Such Guarantor shall, at its own expense, promptly execute and deliver all certificates, documents, instruments, financing and continuation statements and amendments thereto, notices and other agreements, and take all further action, that the Agent may reasonably request from time to time, in order to perfect and protect the Security Interest granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to its Guarantor Collateral.

                  (iii) Such Guarantor, at its own expense, shall furnish to the Agent such information, reports, statements and schedules with respect to its Guarantor Collateral as the Agent may reasonably request from time to time.

                  (iv) Such Guarantor, at its own expense, shall defend its Guarantor Collateral against all claims of any kind or nature (other than Permitted Liens, if any) of all Persons at any time claiming the same or any interest therein adverse to the interests of the Agent, the Issuer or any Lender, and such Guarantor shall not cause, permit or suffer to exist any Lien upon its Guarantor Collateral other than (A) the Lien granted hereby, and (B) Permitted Liens, if any.

                  (v) Such Guarantor shall cause each Person which is an Issuer of an Uncertificated Security constituting the Guarantor Collateral of such Guarantor (A) to register the Security Interest granted hereby upon the books of such Person in accordance with Article 8 of the UCC of the jurisdiction of organization of such Person, and (B) to issue to the Agent an initial transaction statement in the form of Annex B hereto and issue to the Agent subsequent transaction


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statements in accordance with Section 8-408 of the UCC of the jurisdiction of organization of such Person.

                  (vi) Except as otherwise required by law, such Guarantor agrees that, with respect to its Guarantor Collateral, neither the Agent, the Issuer nor any Lender has any obligation to preserve rights against prior or third parties.

                  (vii) The Agent's only duty with respect to such Guarantor's Guarantor Collateral delivered to it shall be to use reasonable care in the custody and preservation of such Guarantor Collateral, and such Guarantor agrees that if the Agent accords such Guarantor Collateral substantially the same kind of care as it accords its own Property, such care shall conclusively be deemed reasonable. In the event that all or any part of the Instruments constituting such Guarantor Collateral are lost, destroyed or wrongfully taken while such Instruments are in the possession of the Agent, such Guarantor agrees that it will use its best efforts to cause the delivery of new Instruments in place of the lost, destroyed or wrongfully taken Instruments upon request therefor by the Agent, without the necessity of any indemnity bond or other security, other than the Agent's agreement of indemnity upon usual and customary terms therefor.

                  (viii) Anything herein to the contrary notwithstanding, (A) such Guarantor shall remain liable under the contracts and agreements included in its Guarantor Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (B) the exercise by the Agent, the Issuer or any Lender of any of its rights hereunder shall not release such Guarantor from any of its duties or obligations under any such contract or agreement, (C) neither the Agent, the Issuer nor any Lender shall have any obligation or liability, including indemnification obligations, under any such contract or agreement by reason of this Agreement, nor shall the Agent, the Issuer or any Lender be obligated to perform any of the obligations or duties of such Guarantor thereunder, to make any payment, to make any inquiry as to the nature or sufficiency of any payment received by such Guarantor or the sufficiency of any performance by any party under any such contract or agreement or to take any action to collect or enforce any claim for payment assigned hereunder, and (D) neither the Agent, the Issuer nor any Lender shall be under any duty to send notices, perform services, exercise any rights of collection, enforcement, conversion or exchange, vote, pay for insurance, taxes or other charges or take any action of any kind in connection with the management of its Guarantor Collateral. Anything in this Agreement to the contrary notwithstanding, with respect to contacts and agreements included in the Collateral or General Intangibles arising thereunder, the grant by each Guarantor of a security interest therein pursuant to this Agreement shall be limited to the extent that such grant is not prohibited by the terms thereof without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have not been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Guarantor to obtain such consents), provided that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Guarantor of a security interest pursuant to this Agreement in any Account or General Intangible or any money or other amounts due or to become due under any such contract or agreement to the extent provided in Section 9-318 of the NYUCC as in effect on the date hereof.


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                  (ix) Notwithstanding anything to the contrary contained in any
Loan Document, each Guarantor hereby agrees that it shall not pledge to any holder of a Permitted Lien any Property not subject to such Lien on the date hereof except to the extent that the agreements governing such Permitted Lien require the same.

            (b) Accounts. Except as otherwise provided in this paragraph 6(b), such Guarantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to such Guarantor in respect of such Guarantor's Accounts and, prior to the occurrence of an Event of Default, such Guarantor shall have the right to adjust, settle or compromise the amount or payment of any such Account, all in accordance with its customary practices. In connection with such collections, such Guarantor may take and, at the direction of the Agent at any time that an Event of Default shall have occurred and be continuing shall take, such action as such Guarantor or the Agent may reasonably deem necessary or advisable to enforce collection of such Accounts.

            (c) Chattel Paper, Documents and Instruments. All of the Instruments, Documents and Chattel Paper now or hereafter owned by or in the possession of such Guarantor which constitute Collateral (other than checks received in the ordinary course of collection) shall be promptly delivered to the Agent, to be held by the Agent pursuant hereto, in suitable form for transfer by delivery or accompanied by duly executed documents of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. Such Guarantor agrees that, with respect to all items of its Guarantor Collateral which it is or shall hereafter be obligated to deliver to the Agent, until so delivered such items shall be held by such Guarantor in trust for the benefit of the Agent and be segregated from the other Property of such Guarantor.

            (d) Equipment and Inventory. (i) Such Guarantor shall keep the Equipment and Inventory constituting its Guarantor Collateral at the places listed on, (A) if such Guarantor is a Current Guarantor, Schedule II hereto, and
(B) if such Guarantor is an Additional Guarantor, Schedule II to the Supplement delivered by such Guarantor, and such other places located within the United States in respect of which (1) such Guarantor shall have provided the Agent with prior written notice, and (2) UCC financing statements (or amendments thereto), in form and substance satisfactory to the Agent, shall have been filed within two months of such change.

                  (ii) Such Guarantor shall promptly furnish to the Agent a statement respecting any material loss or damage to any of the Equipment or Inventory constituting its Guarantor Collateral with an aggregate fair market value exceeding $500,000 as a result of a single occurrence except to the extent that such loss or damage shall be insured pursuant to policies required to be maintained pursuant to the Credit Agreement.

            (e) Equity Interests and Debt Instruments. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Borrower to the contrary, each Guarantor shall be permitted to receive all cash dividends paid in respect of its Equity Interests and all payments made in respect of debt Instruments pledged by it hereunder, and to exercise all


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voting and corporate or similar rights with respect to such Equity Interests;
provided, however, that no vote shall be cast or corporate or similar right exercised or other action taken which, in the reasonable judgment of the Agent, would impair the Collateral or the rights or remedies of the Agent, the Issuer and the Lenders hereunder in any material respect or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

      7. Events of Default

            Each of the following shall constitute an "Event of Default":

            (a) If any Guarantor shall fail to observe or perform any term, covenant or agreement contained in this Agreement within 20 Domestic Business Days after such Guarantor shall have become aware thereof; or

            (b) The occurrence and continuance of an Event of Default under, and as such term is defined in, the Credit Agreement.

      8. Remedies

            (a) Upon the occurrence of an Event of Default, or at any time thereafter during the continuance thereof, the Agent may:

                  (i) exercise any and all rights and remedies (A) granted to a Secured Party by the UCC in effect in the State of New York or otherwise allowed at law, and (B) otherwise provided by this Agreement, and

                  (ii) dispose of the Collateral as it may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable, and each Guarantor agrees that, without limitation, the following are each commercially reasonable: (A) the Agent shall not in any event be required to give more than 14 days' prior notice to such Guarantor of any such disposition, (B) any place within the City of New York or the Counties of Nassau, Suffolk, and Westchester may be designated by the Agent for disposition, and (C) the Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) To the extent permitted by law, each Guarantor hereby expressly waives and covenants not to assert any appraisement, valuation, stay, extension, redemption or similar laws, now or at any time hereafter in force, which might delay, prevent or otherwise impede the performance or enforcement of this Agreement.

      9. Notices

            Except as otherwise specifically provided herein, all notices, requests, consents, demands, waivers and other communications hereunder shall be in writing (including facsimile) and shall be electronically transmitted or mailed by registered or certified mail or delivered in person, and all statements, reports, documents, certificates and papers to be delivered hereunder shall be mailed by first class mail or delivered in person, in each case to the respective parties to this Agreement as follows: in the case of the Agent, as set forth in Section 11.2 of the Credit Agreement, in the case of each Current Guarantor, as set forth in Schedule II hereto, and, in the case of each Additional Guarantor, as set forth in the Supplement delivered by such Additional Guarantor, or to such other addresses as to which the Agent may be hereafter notified by the respective parties hereto. Any notice, request, consent, demand, waiver or communication given in accordance with the provisions of this Section 9 shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered to such party at its address specified above or, if sent by reg istered or certified mail, on the delivery date noted on the receipt therefor, provided that a notice of change of address shall be deemed to be effective only when actually received. Any party hereto may rely on signatures of the other parties hereto which are transmitted by facsimile or other electronic means as fully as if originally signed.

      10. Expenses

            Each Guarantor agrees that it shall, promptly after demand, pay to the Agent any and all reasonable out-of-pocket sums, costs and expenses, which the Agent, the Issuer or any Lender may pay or incur defending, protecting or enforcing this Agreement (whether suit is instituted or not), including reasonable fees and disbursements of counsel (including the allocated costs and expenses of in-house counsel to the extent that outside counsel as not utilized). All sums, costs and expenses which are due and payable pursuant to this Section 10 and not paid within 10 days of demand therefor shall bear interest, payable on demand, at the highest rate then payable on the Borrower Obligations.

      11. Repayment in Bankruptcy, etc.

            If, at any time or times subsequent to the payment of all or any part of the Borrower Obligations or the Guarantor Obligations, the Agent, the Issuer or any Lender shall be required to repay any amounts previously paid by or on behalf of the Borrower or any Guarantor in reduction thereof by virtue of an order of any court having jurisdiction in the premises, includng as a result of an adjudication that such amounts constituted preferential payments or fraudulent conveyances, the Guarantors unconditionally agree to pay to the Agent within 10 days after demand a sum in cash equal to the amount of such repayment, together with interest on such amount from the date of such repayment by the Agent, the Issuer or such Lender, as the case may be, to the date of payment to the Agent at the applicable after-maturity rate set forth in the Credit Agreement.

      12. Additional Guarantors

            Upon the execution and delivery to the Agent of a Supplement by any Person, appropriately acknowledged, such Person shall be a Guarantor.

      13. Miscellaneous

            (a) Except as otherwise expressly provided in this Agreement, each Guarantor hereby waives presentment, demand for payment, notice of default, nonperformance and dishonor, protest and notice of protest of or in respect of this Agreement, the other Loan Documents, each Interest Protection Arrangement, and the Borrower Obligations, notice of acceptance of this Agreement and reliance hereupon by the Agent, the Issuer and each Lender, and the incurrence of any of the Borrower Obligations, notice of any sale of collateral security or any default of any sort.

            (b) No Guarantor is relying upon the Agent, the Issuer or any Lender to provide to such Guarantor any information concerning the Borrower or any Subsidiary, and each Guarantor has made arrangements satisfactory to such Guarantor to obtain from the Borrower on a continuing basis such information concerning the Borrower and the Subsidiaries as such Guarantor may desire.

            (c) Each Guarantor agrees that any statement of account with respect to the Borrower Obligations from the Agent, the Issuer or any Lender to the Borrower which binds the Borrower shall also be binding upon such Guarantor, and that copies of said statements of account maintained in the regular course of the Agent's, the Issuer's or such Lender's business, as the case may be, may be used in evidence against such Guarantor in order to establish its Guarantor Obligations.

            (d) Each Guarantor acknowledges that it has received a copy of each existing Loan Document and each existing Interest Rate Protection Arrangement and has approved of the same. In addition, such Guarantor acknowledges having read each Loan Document and each such Interest Rate Protection Arrangement and having had the advice of counsel in connection with all matters concerning its execution and delivery of this Agreement.

            (e) No Guarantor may assign any right, or delegate any duty, it may have under this Agreement.

            (f) Subject to the limitations set forth in Section 2(b), the Guarantor Obligations shall be joint and several.

            (g) Each Guarantor hereby agrees that all of the representations, warranties and covenants of the Borrower under the Credit Agreement shall be, to the extent applicable to such Guarantor, incorporated by reference herein as if fully set forth herein, including the definitions of capitalized terms so incorporated, mutatis mutandis.

            (h) This Agreement is the "Guaranty" referred to in the Credit Agreement. Each of the Agent and the Guarantors acknowledges that certain provisions of the Credit Agreement, including Sections 1.2 (Principles of Construction), 11.1 (Amendments and Waivers), 11.3 (No

Waiver; Cumulative Remedies), 11.4 (Survival of Representations and Warranties),
11.8 (Counterparts), 11.11 (Governing Law), 11.12 (Severability), 11.13 (Integration), 11.15 (Consent to Jurisdiction), 11.16 (Service of Process),
11.17 (No Limitation on Service or Suit) and 11.18 (WAIVER OF TRIAL BY JURY) thereof, are made applicable to this Agreement and all such provisions are incorporated by reference herein as if fully set forth herein.

            (i) This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      14. Release.

            (a) This Agreement and the security interest created hereunder shall terminate when all Obligations have been fully and indefeasibly paid and when the Lenders have no further Commitments under the Credit Agreement and no Letters of Credit are outstanding, at which time the Agent shall execute and deliver to the Guarantors, or to such persons or persons as the Guarantors shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Guarantors at their expense which the Guarantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 10 shall be without recourse to or representation or warranty by the Agent.

            (b) All Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreement (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Agent shall execute and deliver to the Guarantors, or to such persons or persons as the Guarantors shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Guarantors at their expense which the Guarantors shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Collateral and (ii) any representation, warranty or covenant contained herein relating to such Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Collateral.

      15. Other

            (a) Notwithstanding anything herein to the contrary, (i) no action shall be taken by the Agent with respect to the Licenses unless and until all applicable requirements of statutes, rules and regulations of all Governmental Authorities, including, without limitation, any required approval under the Communications Act (collectively, "Applicable Law"), requiring the notice or consent to, or approval of such action, by the FCC or any other Governmental Authority, have been satisfied, and (ii) the right of the Agent to exercise voting rights with respect to Equity Interests upon the occurrence and during the continuance of an Event of Default shall not become effective unless and until all provisions of the Communications Act requiring the consent to or approval of such action by the FCC have been satisfied. Each Guarantor covenants that, upon the occurrence and during the continuation of an Event of Default, upon request of the Agent, it will cooperate in causing to be filed such applications and taking such other action as may be reasonably requested by the Agent to obtain consent or approval of the FCC or any other Governmental Authority which has granted any License to such Guarantor to any action contemplated by this Agreement and to give effect to the Security Interest of the Agent (for itself and the ratable benefit of the Lenders and the Issuer), including, without limitation, cooperating in the execution of an application for consent by the FCC to an assignment or transfer involving a change in ownership or control pursuant to the provisions of the Communications Act.

            (b) Anything herein to the contrary notwithstanding, the Agent hereby acknowledges and agrees that any Intercompany Debt pledged to it hereunder may be paid or prepaid by the issuer thereof at any time and unless an Event of Default has occurred and is continuing at the time of such payment or prepayment, as the case may be, the holder of the Instrument evidencing such Intercompany Debt may retain the proceeds thereof. In addition, so long as both immediately before and after giving effect thereto no Default or Event of Default shall or would exist (i) the terms and conditions of any Instrument evidencing Intercompany Debt may be amended, modified, restructured or restated in any manner as the Guarantor to whom the Instrument evidencing such Intercompany Debt and the issuer thereof may agree, as long as such Intercompany Debt, after giving effect to any such amendment, modification or restatement, continues to be Intercompany Debt as defined in the Credit Agreement, or (ii) such Intercompany Debt may be forgiven. Upon request of the Guarantor pledging the Instrument evidencing such Intercompany Debt, except upon the occurrence and during the continuance of a Default or Event of Default, the Agent will release to such Guarantor any Instrument evidencing Intercompany Debt that has been so paid, prepaid or forgiven or will exchange any such Instrument for another Instrument containing amended, modified or restated terms, as described in the immediately preceding sentence.

      IN EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Agreement to be duly executed on its behalf.


                                    KEYBANK NATIONAL ASSOCIATION,
                                    as Agent


                                    By:   /s/ Brendon E. Sachtjen
                                    Name:
                                    Title:



                                    A.F. ASSOCIATES, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    ATLANTIC SATELLITE
                                    COMMUNICATIONS, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    VIDEO RENTALS, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    AUDIO PLUS VIDEO INTERNATIONAL, INC.

                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    ASSOCIATED IMAGES LIMITED


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    WATERFRONT COMMUNICATIONS
                                    CORPORATION


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    VSC CORPORATION


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    IPL EXPRESS COURIER, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:

                                    CABANA CORP.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    INTERACTIVE EDGE, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    INTERNATIONAL POST
                                    FINANCE LIMITED


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:


                                    INTERNATIONAL POST
                                    LEASING LIMITED


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:



                                    M2 ART, INC.


                                    By:   /s/ Christopher Modrzynski
                                    Name:
                                    Title:

                                    MANHATTAN TRANSFER/EDIT, INC.


                                    By:   /s/ Michael Fairbourne
                                    Name:
                                    Title:



                                    PI EDIT, INC.


                                    By:
                                    Name:
                                    Title:



                                    THE POST EDGE, INC.


                                    By:   /s/ Michael Fairbourne
                                    Name:
                                    Title:



                                    VSC LIMA CORP.


                                    By:   /s/ Michael Fairbourne
                                    Name:
                                    Title:


                                    VSC MAL CORP.


                                    By:   /s/ Michael Fairbourne
                                    Name:
                                    Title: